                                                                    EXHIBIT 99.4

                           COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)       FIRST FRANKLIN MORTGAGE LOAN TRUST,
                           SERIES 2005-FFH1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          [$600,000,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE




                                  MAY 10, 2005


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)       FIRST FRANKLIN MORTGAGE LOAN TRUST,
                           SERIES 2005-FFH1

--------------------------------------------------------------------------------


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                    AGGREGATE

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                      $601,987,266
Aggregate Original Principal Balance                         $602,124,018
Number of Mortgage Loans                                            3,529


                                   MINIMUM        MAXIMUM        MINIMUM
                                  ----------     ----------     ----------
Original Principal Balance        $   24,950     $  750,000     $  170,622
Outstanding Principal Balance     $   24,950     $  750,000     $  170,583


                                          MINIMUM                   MAXIMUM             WEIGHTED AVERAGE (2)
                                    --------------------      --------------------      --------------------
Original Term (mos)                                  180                       360                       359
Stated Remaining Term (mos) (3)                      176                       360                       359
Loan Age (mos) (3)                                     0                        11                         1
Current Interest Rate                              6.000%                   10.000%                    7.815%
Initial Interest Rate Cap                          2.000%                    3.000%                    2.999%
Periodic Rate Cap                                  1.000%                    1.000%                    1.000%
Gross Margin                                       0.000%                    8.000%                    6.449%
Maximum Mortgage Rate                              7.125%                   35.500%                   13.774%
Minimum Mortgage Rate                              6.000%                   10.000%                    7.767%
Months to Roll (3)                                     1                        60                        26
Original Loan-to-Value                             85.87%                   103.00%                    99.97%
Credit Score (4)                                     557                       812                       662


                   EARLIEST        LATEST
                  ----------     ----------
Maturity Date     01/01/2020     06/01/2035


                                      PERCENT OF                                     PERCENT OF
LIEN POSITION                         MORTGAGE POOL     YEAR OF ORIGINATION         MORTGAGE POOL
                                      -------------                                 -------------
1st Lien                                     100.00%    2004                                 0.49%
                                                        2005                                99.51%
OCCUPANCY
Primary                                       98.97%    LOAN PURPOSE
Second Home                                    1.03%    Purchase                            81.29%
                                                        Refinance - Rate Term                1.72%
LOAN TYPE                                               Refinance - Cashout                 16.99%
Fixed Rate                                    10.37%
ARM                                           89.63%    PROPERTY TYPE
                                                        Single Family Residence             70.78%
AMORTIZATION TYPE                                       Planned Unit                        15.54%
                                                        Development
Fully Amortizing                              58.25%    Condominium                          8.34%
Interest-Only                                 41.74%    Two-to-Four Family                   5.34%
Balloon                                        0.01%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) As of the Cut-Off Date

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES         LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
5.501% to 6.000%               1   $    345,000           0.06%          6.000%            711   $    345,000
6.001% to 6.500%              44     11,264,334           1.87           6.400             713        256,008
6.501% to 7.000%             301     75,860,658          12.60           6.884             706        252,029
7.001% to 7.500%             668    141,317,924          23.48           7.329             687        211,554
7.501% to 8.000%           1,004    169,544,492          28.16           7.820             660        168,869
8.001% to 8.500%             811    116,352,638          19.33           8.325             634        143,468
8.501% to 9.000%             537     69,495,438          11.54           8.787             617        129,414
9.001% to 9.500%             137     14,486,577           2.41           9.307             610        105,741
9.501% to 10.000%             26      3,320,204           0.55           9.690             603        127,700
TOTAL:                     3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                      WEIGHTED
                       AVERAGE        PERCENT
RANGE OF              ORIGINAL          FULL           PERCENT
MORTGAGE RATES          LTV              DOC             IO
-----------------   ------------    ------------    ------------
5.501% to 6.000%          100.00%           0.00%         100.00%
6.001% to 6.500%          100.05           38.11           63.95
6.501% to 7.000%           99.96           36.81           51.60
7.001% to 7.500%          100.04           39.41           47.76
7.501% to 8.000%           99.96           50.21           40.33
8.001% to 8.500%           99.94           68.08           35.15
8.501% to 9.000%           99.94           73.81           31.45
9.001% to 9.500%           99.96           77.67           28.17
9.501% to 10.000%          99.98           83.92           56.12
TOTAL:                     99.97%          52.76%          41.74%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 10.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.815% per annum.


MORTGAGE RATES - ARMS

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES         LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
5.501% to 6.000%               1   $    345,000           0.06%          6.000%            711   $    345,000
6.001% to 6.500%              43     11,187,045           2.07           6.401             713        260,164
6.501% to 7.000%             295     74,262,480          13.76           6.885             706        251,737
7.001% to 7.500%             618    134,584,750          24.94           7.325             687        217,775
7.501% to 8.000%             871    151,743,851          28.13           7.817             659        174,218
8.001% to 8.500%             650     97,573,135          18.08           8.320             632        150,113
8.501% to 9.000%             420     56,393,353          10.45           8.786             612        134,270
9.001% to 9.500%              95     10,461,251           1.94           9.293             609        110,118
9.501% to 10.000%             21      2,981,191           0.55           9.684             603        141,961
TOTAL:                     3,014   $539,532,057         100.00%          7.767%            663   $    179,009


                      WEIGHTED
                       AVERAGE        PERCENT
RANGE OF              ORIGINAL         FULL           PERCENT
MORTGAGE RATES           LTV            DOC              IO
-----------------   ------------    ------------    ------------
5.501% to 6.000%          100.00%           0.00%         100.00%
6.001% to 6.500%          100.05           37.68           64.39
6.501% to 7.000%           99.96           36.09           52.19
7.001% to 7.500%          100.04           37.98           49.77
7.501% to 8.000%           99.96           49.65           44.62
8.001% to 8.500%           99.94           68.27           40.66
8.501% to 9.000%           99.93           75.32           36.26
9.001% to 9.500%           99.97           80.31           36.05
9.501% to 10.000%          99.98           86.62           62.50
TOTAL:                     99.98%          51.44%          45.74%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 10.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.767% per annum.


MORTGAGE RATES - FIXED RATE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES         LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
6.001% to 6.500%               1   $     77,288           0.12%          6.375%            701   $     77,288
6.501% to 7.000%               6      1,598,178           2.56           6.845             721        266,363
7.001% to 7.500%              50      6,733,174          10.78           7.409             691        134,663
7.501% to 8.000%             133     17,800,641          28.50           7.851             671        133,839
8.001% to 8.500%             161     18,779,503          30.07           8.352             647        116,643
8.501% to 9.000%             117     13,102,085          20.98           8.789             640        111,984
9.001% to 9.500%              42      4,025,326           6.45           9.342             611         95,841
9.501% to 10.000%              5        339,013           0.54           9.742             611         67,803
TOTAL:                       515   $ 62,455,209         100.00%          8.229%            657   $    121,272


                      WEIGHTED
                      AVERAGE          PERCENT
RANGE OF              ORIGINAL          FULL           PERCENT
MORTGAGE RATES           LTV             DOC             IO
-----------------   ------------    ------------    ------------
6.001% to 6.500%          100.00%         100.00%           0.00%
6.501% to 7.000%           99.91           70.13           24.34
7.001% to 7.500%           99.98           67.99            7.53
7.501% to 8.000%           99.94           55.02            3.76
8.001% to 8.500%           99.98           67.09            6.55
8.501% to 9.000%           99.94           67.32           10.76
9.001% to 9.500%           99.94           70.78            7.69
9.501% to 10.000%         100.00           60.18            0.00
TOTAL:                     99.96%          64.12%           7.23%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.375% per annum to 9.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.229% per annum.

REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                                      WEIGHTED        AVERAGE
RANGE OF              NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
REMAINING MONTHS       MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
TO STATED MATURITY      LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
------------------   ------------   ------------   ------------    ------------    ------------   ------------
169 to 180                     20   $  1,970,712           0.33%          7.950%            678   $     98,536
229 to 240                      1         91,700           0.02           8.375             629         91,700
349 to 360                  3,508    599,924,854          99.66           7.814             662        171,016
TOTAL:                      3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                       WEIGHTED
RANGE OF                AVERAGE        PERCENT
REMAINING MONTHS       ORIGINAL         FULL           PERCENT
TO STATED MATURITY        LTV            DOC             IO
------------------   ------------    ------------    ------------
169 to 180                  99.57%          52.59%           0.00%
229 to 240                 100.00          100.00            0.00
349 to 360                  99.98           52.75           41.88
TOTAL:                      99.97%          52.76%          41.74%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE                                      WEIGHTED        AVERAGE
RANGE OF                  NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
ORIGINAL MORTGAGE LOAN    MORTGAGE       BALANCE         MORTGAGE        AVERAGE         CREDIT         BALANCE
PRINCIPAL BALANCES          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
----------------------   ------------   ------------   ------------    ------------    ------------   ------------
$50,000 or less                   121   $  5,218,233           0.87%          8.481%            643   $     43,126
$50,001 to $100,000             1,026     80,406,728          13.36           8.220             637         78,369
$100,001 to $150,000              894    112,713,277          18.72           7.973             643        126,077
$150,001 to $200,000              556     96,373,465          16.01           7.906             654        173,334
$200,001 to $250,000              287     64,285,132          10.68           7.724             665        223,990
$250,001 to $300,000              202     55,008,548           9.14           7.663             673        272,320
$300,001 to $350,000              141     46,254,639           7.68           7.734             667        328,047
$350,001 to $400,000               87     32,717,014           5.43           7.573             682        376,058
$400,001 to $450,000               61     25,747,639           4.28           7.476             681        422,092
$450,001 to $500,000               55     26,220,407           4.36           7.579             682        476,735
$500,001 to $550,000               49     25,871,376           4.30           7.442             697        527,987
$550,001 to $600,000               23     13,281,241           2.21           7.515             689        577,445
$600,001 to $650,000               12      7,516,116           1.25           7.385             713        626,343
$650,001 to $700,000               10      6,728,350           1.12           7.391             730        672,835
$700,001 to $750,000                5      3,645,100           0.61           7.201             726        729,020
TOTAL:                          3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                            WEIGHTED
RANGE OF                    AVERAGE         PERCENT
ORIGINAL MORTGAGE LOAN      ORIGINAL         FULL           PERCENT
PRINCIPAL BALANCES            LTV             DOC             IO
----------------------   ------------    ------------    ------------
$50,000 or less                100.00%          87.84%           5.87%
$50,001 to $100,000             99.99           83.29           15.96
$100,001 to $150,000            99.99           76.29           27.15
$150,001 to $200,000            99.99           57.55           35.78
$200,001 to $250,000            99.95           49.00           39.41
$250,001 to $300,000           100.01           38.52           47.95
$300,001 to $350,000            99.96           39.85           51.63
$350,001 to $400,000           100.01           24.40           53.69
$400,001 to $450,000            99.92           24.71           58.99
$450,001 to $500,000            99.96           25.54           69.30
$500,001 to $550,000            99.99           30.65           73.52
$550,001 to $600,000            99.98            8.88           86.94
$600,001 to $650,000           100.26           16.88           83.23
$650,001 to $700,000            99.62           19.75           90.15
$700,001 to $750,000            98.91           19.58          100.00
TOTAL:                          99.97%          52.76%          41.74%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,950 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $170,583.


PRODUCT TYPES

                                      AGGREGATE                                      WEIGHTED        AVERAGE
                       NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                        MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PRODUCT TYPES            LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-------------------   ------------   ------------   ------------    ------------    ------------   ------------
15 Year Fixed Loans             19   $  1,922,862           0.32%          7.943%            678   $    101,203
20 Year Fixed Loans              1         91,700           0.02           8.375             629         91,700
30 Year Fixed Loans            494     60,392,798          10.03           8.238             656        122,253
1/29 LIBOR ARM                   5        772,792           0.13           7.555             653        154,558
2/28 LIBOR ARM               2,397    430,486,202          71.51           7.777             662        179,594
3/27 LIBOR ARM                 581    101,905,470          16.93           7.737             663        175,397
5/25 LIBOR ARM                  31      6,367,593           1.06           7.602             684        205,406
Balloon Loans                    1         47,849           0.01           8.250             680         47,849
TOTAL:                       3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                        WEIGHTED
                        AVERAGE         PERCENT
                        ORIGINAL         FULL           PERCENT
PRODUCT TYPES              LTV            DOC              IO
-------------------   ------------    ------------    ------------
15 Year Fixed Loans          99.56%          51.41%           0.00%
20 Year Fixed Loans         100.00          100.00            0.00
30 Year Fixed Loans          99.97           64.44            7.47
1/29 LIBOR ARM               99.99           29.18            0.00
2/28 LIBOR ARM               99.98           50.29           45.95
3/27 LIBOR ARM               99.96           55.34           44.81
5/25 LIBOR ARM              100.30           69.68           51.42
Balloon Loans               100.00          100.00            0.00
TOTAL:                       99.97%          52.76%          41.74%


ADJUSTMENT TYPE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
ADJUSTMENT TYPE        LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
ARM                        3,014   $539,532,057          89.63%          7.767%            663   $    179,009
Fixed Rate                   515     62,455,209          10.37           8.229             657        121,272
TOTAL:                     3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                      WEIGHTED
                      AVERAGE         PERCENT
                      ORIGINAL         FULL           PERCENT
ADJUSTMENT TYPE          LTV            DOC              IO
-----------------   ------------    ------------    ------------
ARM                        99.98%          51.44%          45.74%
Fixed Rate                 99.96           64.12            7.23
TOTAL:                     99.97%          52.76%          41.74%

AMORTIZATION TYPE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
AMORTIZATION TYPE      LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Fully Amortizing           2,447   $350,664,056          58.25%          7.897%            658   $    143,304
Balloon                        1         47,849           0.01           8.250             680         47,849
60 Month
  Interest-Only            1,081    251,275,360          41.74           7.700             667        232,447
TOTAL:                     3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                      WEIGHTED
                      AVERAGE          PERCENT
                      ORIGINAL           FULL          PERCENT
AMORTIZATION TYPE       LTV              DOC             IO
-----------------   ------------    ------------    ------------
Fully Amortizing          100.00%          55.29%           0.00%
Balloon                   100.00          100.00            0.00
60 Month
  Interest-Only            99.94           49.21          100.00
TOTAL:                     99.97%          52.76%          41.74%


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                       AGGREGATE                                      WEIGHTED        AVERAGE
                        NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                         MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
GEOGRAPHIC LOCATION       LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
--------------------   ------------   ------------   ------------    ------------    ------------   ------------
Alabama                          95   $ 10,302,388           1.71%          8.345%            634   $    108,446
Arizona                          30      6,098,154           1.01           7.887             651        203,272
Arkansas                         21      1,974,270           0.33           8.264             626         94,013
California                      299    115,530,875          19.19           7.378             692        386,391
Colorado                         28      6,486,261           1.08           7.800             649        231,652
Connecticut                      16      3,405,625           0.57           7.953             650        212,852
Delaware                          1        130,000           0.02           8.500             670        130,000
District of Columbia              4        846,500           0.14           7.888             679        211,625
Florida                         236     45,531,613           7.56           7.848             671        192,931
Georgia                         169     24,711,415           4.10           8.049             643        146,221
Idaho                             2        293,792           0.05           7.747             675        146,896
Illinois                        211     37,695,409           6.26           7.926             664        178,651
Indiana                         184     19,632,032           3.26           8.019             640        106,696
Iowa                             48      3,996,633           0.66           8.400             623         83,263
Kansas                           21      2,711,169           0.45           8.309             635        129,103
Kentucky                         58      6,989,593           1.16           7.962             637        120,510
Louisiana                        22      2,668,130           0.44           7.995             656        121,279
Maine                             8      1,550,217           0.26           7.568             700        193,777
Maryland                         52     11,579,090           1.92           7.976             657        222,675
Massachusetts                    38     10,556,751           1.75           7.889             674        277,809
Michigan                        266     39,914,656           6.63           7.719             656        150,055
Minnesota                       105     21,268,594           3.53           7.530             674        202,558
Missouri                         81      9,803,368           1.63           8.083             642        121,029
Nebraska                          8        870,824           0.14           8.043             661        108,853
Nevada                           34      8,132,730           1.35           7.536             671        239,198
New Hampshire                     7      1,437,829           0.24           8.218             660        205,404
New Jersey                       61     16,049,586           2.67           7.711             673        263,108
New Mexico                        9      1,181,843           0.20           7.766             661        131,316
New York                        115     23,459,952           3.90           7.747             680        204,000
North Carolina                  164     22,944,046           3.81           8.064             644        139,903
North Dakota                      7        531,835           0.09           7.929             669         75,976
Ohio                            331     38,409,568           6.38           7.940             640        116,041
Oklahoma                         15      1,209,401           0.20           8.384             631         80,627
Oregon                           29      5,660,885           0.94           7.757             666        195,203
Pennsylvania                     99     10,251,454           1.70           7.969             658        103,550
Rhode Island                     10      2,398,705           0.40           7.869             662        239,871
South Carolina                   91     11,344,517           1.88           8.172             643        124,665
South Dakota                      1         64,457           0.01           7.999             765         64,457
Tennessee                       123     13,263,024           2.20           8.037             635        107,829
Texas                           232     27,876,071           4.63           8.074             640        120,155
Utah                             50      8,024,407           1.33           7.780             654        160,488
Vermont                           2        295,200           0.05           8.074             665        147,600
Virginia                         25      5,767,806           0.96           8.381             649        230,712
Washington                       39      7,755,489           1.29           7.767             668        198,859
West Virginia                     8      1,015,147           0.17           7.910             658        126,893
Wisconsin                        74     10,365,955           1.72           8.053             650        140,080
TOTAL:                        3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                         WEIGHTED
                         AVERAGE          PERCENT
                         ORIGINAL          FULL           PERCENT
GEOGRAPHIC LOCATION        LTV              DOC             IO
--------------------   ------------    ------------    ------------
Alabama                      100.11%          89.32%          26.37%
Arizona                       99.81           61.69           56.14
Arkansas                     100.00           92.91           28.15
California                   100.04           24.88           79.65
Colorado                      99.81           46.35           62.00
Connecticut                  100.00           67.72           16.50
Delaware                     100.00          100.00          100.00
District of Columbia         100.00           15.95            0.00
Florida                      100.15           49.09           46.92
Georgia                       99.90           78.35           47.31
Idaho                        100.00           28.23            0.00
Illinois                      99.74           41.59           22.11
Indiana                       99.97           77.86           16.62
Iowa                         100.00           89.94            3.41
Kansas                       100.06           74.88           29.20
Kentucky                     100.02           85.71           21.40
Louisiana                    100.00           60.79           14.68
Maine                        100.00           55.88           29.58
Maryland                     100.45           55.50           48.09
Massachusetts                 99.71           33.94           53.50
Michigan                      99.89           52.80           31.76
Minnesota                     99.98           52.04           47.60
Missouri                      99.98           62.79           14.89
Nebraska                      99.67           48.00           11.71
Nevada                        99.84           45.85           59.59
New Hampshire                 99.93           45.79           30.67
New Jersey                    99.93           45.39           37.37
New Mexico                   100.36           64.82           25.11
New York                      99.89           36.38           19.17
North Carolina                99.95           80.63           39.46
North Dakota                  99.72           63.22            0.00
Ohio                          99.95           66.46           31.85
Oklahoma                      99.92           82.73           16.06
Oregon                       100.00           53.02           50.36
Pennsylvania                 100.08           65.88            3.42
Rhode Island                 100.00           29.27           32.27
South Carolina                99.85           77.04           38.82
South Dakota                 100.00            0.00            0.00
Tennessee                     99.88           75.18           19.47
Texas                         99.99           72.13           14.08
Utah                          99.97           59.90           49.83
Vermont                      100.00           29.88           70.12
Virginia                     100.14           52.10           50.63
Washington                   100.05           50.95           43.21
West Virginia                 99.95           48.77           12.87
Wisconsin                     99.92           47.45           12.40
TOTAL:                        99.97%          52.76%          41.74%


No more than approximately 0.43% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                                      WEIGHTED        AVERAGE
                        NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF ORIGINAL        MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
--------------------   ------------   ------------   ------------    ------------    ------------   ------------
85.01% to 86.00%                  1   $    242,837           0.04%          7.990%            668   $    242,837
93.01% to 94.00%                  2        532,156           0.09           7.335             703        266,078
95.01% to 96.00%                  3        737,150           0.12           7.744             597        245,717
96.01% to 97.00%                 22      4,569,931           0.76           7.638             658        207,724
97.01% to 98.00%                 25      5,724,019           0.95           7.764             672        228,961
98.01% to 99.00%                 37      7,857,669           1.31           7.627             673        212,369
99.01% to 100.00%              3370    568,627,808          94.46           7.829             661        168,732
100.01% to 101.00%                1        329,900           0.05           8.999             580        329,900
101.01% to 102.00%                3        395,415           0.07           7.320             671        131,805
102.01% to 103.00%               65     12,970,380           2.15           7.392             690        199,544
TOTAL:                        3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                        WEIGHTED
                        AVERAGE          PERCENT
RANGE OF ORIGINAL       ORIGINAL           FULL          PERCENT
LOAN-TO-VALUE RATIOS       LTV             DOC              IO
--------------------   ------------    ------------    ------------
85.01% to 86.00%              85.87%         100.00%           0.00%
93.01% to 94.00%              93.25            0.00            0.00
95.01% to 96.00%              95.61           84.79            0.00
96.01% to 97.00%              96.68           33.52           35.98
97.01% to 98.00%              97.63           47.12           47.78
98.01% to 99.00%              98.54           43.49           24.69
99.01% to 100.00%             99.99           51.95           42.91
100.01% to 101.00%           100.27          100.00          100.00
101.01% to 102.00%           101.77          100.00            0.00
102.01% to 103.00%           102.97          100.00            4.96
TOTAL:                        99.97%          52.76%          41.74%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 85.87% to 103.00%


LOAN PURPOSE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
LOAN PURPOSE           LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Purchase                   2,908   $489,359,174          81.29%          7.788%            664   $    168,280
Refinance -
  Cashout                    564    102,298,917          16.99           7.935             654        181,381
Refinance -
  Rate Term                   57     10,329,175           1.72           7.868             657        181,214
TOTAL:                     3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                     WEIGHTED
                     AVERAGE          PERCENT
                     ORIGINAL           FULL          PERCENT
LOAN PURPOSE            LTV             DOC              IO
-----------------   ------------    ------------    ------------
Purchase                  100.04%          57.28%          47.63%
Refinance -
  Cashout                  99.76           32.49           16.03
Refinance -
  Rate Term                99.04           39.16           17.55
TOTAL:                     99.97%          52.76%          41.74%


PROPERTY TYPE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PROPERTY TYPE          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Single Family
  Residence                2,717   $426,091,361          70.78%          7.853%            658   $    156,824
Planned Unit
  Development                438     93,556,288          15.54           7.780             663        213,599
Condominium                  253     50,192,700           8.34           7.729             680        198,390
Two-to-Four
  Family                     121     32,146,917           5.34           7.543             690        265,677
TOTAL:                     3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                     WEIGHTED
                     AVERAGE          PERCENT
                     ORIGINAL           FULL          PERCENT
PROPERTY TYPE           LTV             DOC              IO
-----------------   ------------    ------------    ------------
Single Family
  Residence                99.96%          55.37%          37.01%
Planned Unit
  Development             100.01           55.77           51.36
Condominium                99.99           38.89           58.13
Two-to-Four
  Family                   99.98           31.00           50.91
TOTAL:                     99.97%          52.76%          41.74%


DOCUMENTATION

                                     AGGREGATE                                      WEIGHTED        AVERAGE
                      NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                       MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
DOCUMENTATION           LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
------------------   ------------   ------------   ------------    ------------    ------------   ------------
Full Documentation          2,322   $317,585,868          52.76%          7.991%            640   $    136,773
Stated+                       527    156,898,710          26.06           7.542             692        297,721
No Income
  Verification                655    122,199,217          20.30           7.721             680        186,564
Blended                        16      3,781,820           0.63           7.484             684        236,364
Limited Income
  Verification                  9      1,521,650           0.25           7.505             673        169,072
TOTAL:                      3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                      WEIGHTED
                      AVERAGE          PERCENT
                      ORIGINAL           FULL          PERCENT
DOCUMENTATION            LTV             DOC              IO
------------------   ------------    ------------    ------------
Full Documentation         100.05%         100.00%          38.94%
Stated+                     99.94            0.00           78.60
No Income
  Verification              99.83            0.00            0.48
Blended                    100.00            0.00           69.25
Limited Income
  Verification             100.00            0.00           71.17
TOTAL:                      99.97%          52.76%          41.74%

OCCUPANCY

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
OCCUPANCY              LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Primary                    3,492   $595,790,223          98.97%          7.815%            661   $    170,616
Second Home                   37      6,197,042           1.03           7.790             734        167,488
TOTAL:                     3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                     WEIGHTED
                     AVERAGE          PERCENT
                     ORIGINAL           FULL          PERCENT
OCCUPANCY               LTV             DOC              IO
-----------------   ------------    ------------    ------------
Primary                    99.97%          52.26%          42.18%
Second Home                99.92          100.00            0.00
TOTAL:                     99.97%          52.76%          41.74%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOAN AGE SUMMARY

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
MORTGAGE LOAN         MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
AGE (MONTHS)           LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
0                          1,902   $311,800,120          51.80%          7.932%            658   $    163,933
1                          1,558    277,762,508          46.14           7.684             666        178,281
2                             47      7,873,170           1.31           7.781             659        167,514
3                              9      1,805,577           0.30           8.155             636        200,620
4                             10      2,119,730           0.35           7.727             660        211,973
6                              1        239,098           0.04           7.500             676        239,098
9                              1        178,550           0.03           7.125             673        178,550
11                             1        208,511           0.03           7.875             632        208,511
TOTAL:                     3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                     WEIGHTED
                     AVERAGE          PERCENT
MORTGAGE LOAN        ORIGINAL           FULL          PERCENT
AGE (MONTHS)            LTV             DOC              IO
-----------------   ------------    ------------    ------------
0                          99.97%          56.83%          40.80%
1                          99.98           48.17           42.89
2                          99.78           52.01           46.04
3                          99.94           60.31           59.61
4                         100.23           48.25            2.64
6                         100.00            0.00            0.00
9                         100.00          100.00          100.00
11                         97.67          100.00            0.00
TOTAL:                     99.97%          52.76%          41.74%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.


ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                                      WEIGHTED        AVERAGE
                       NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
ORIGINAL PREPAYMENT     MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PENALTY TERM             LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-------------------   ------------   ------------   ------------    ------------    ------------   ------------
None                         849   $152,074,886          25.26%          7.976%            664   $    179,122
12 Months                    127     26,043,822           4.33           8.021             675        205,069
24 Months                   1574    277,405,248          46.08           7.774             661        176,242
36 Months                    979    146,463,310          24.33           7.688             660        149,605
TOTAL:                     3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                       WEIGHTED
                       AVERAGE          PERCENT
ORIGINAL PREPAYMENT    ORIGINAL           FULL          PERCENT
PENALTY TERM              LTV             DOC              IO
-------------------   ------------    ------------    ------------
None                       99.92%          55.48%          38.86%
12 Months                  99.80           49.23           49.96
24 Months                 100.01           49.43           44.20
36 Months                  99.99           56.85           38.61
TOTAL:                     99.97%          52.76%          41.74%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


CREDIT SCORES

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
CREDIT SCORES          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
557 to 575                     1   $    312,000           0.05%          8.625%            557   $    312,000
576 to 600                   559     75,111,053          12.48           8.427             590        134,367
601 to 625                   858    110,208,806          18.31           8.375             613        128,448
626 to 650                   455     73,262,016          12.17           7.977             637        161,015
651 to 675                   584    109,189,380          18.14           7.612             662        186,968
676 to 700                   459     93,884,168          15.60           7.470             688        204,541
701 to 725                   292     64,619,224          10.73           7.338             712        221,299
726 to 750                   158     36,500,455           6.06           7.366             737        231,016
751 to 775                   113     26,327,860           4.37           7.312             762        232,990
776 to 800                    43     10,323,704           1.71           7.362             786        240,086
801 to 812                     7      2,248,600           0.37           7.685             804        321,229
TOTAL:                     3,529   $601,987,266         100.00%          7.815%            662   $    170,583


                     WEIGHTED
                     AVERAGE          PERCENT
RANGE OF             ORIGINAL           FULL          PERCENT
CREDIT SCORES           LTV             DOC              IO
-----------------   ------------    ------------    ------------
557 to 575                100.00%         100.00%         100.00%
576 to 600                 99.95           99.19           42.57
601 to 625                 99.92           75.75           28.46
626 to 650                 99.99           59.10           40.06
651 to 675                 99.95           41.47           48.65
676 to 700                100.02           32.38           42.26
701 to 725                100.00           31.80           43.13
726 to 750                100.02           22.36           44.77
751 to 775                100.07           30.37           56.62
776 to 800                100.00           26.45           45.86
801 to 812                 99.84           38.72           72.31
TOTAL:                     99.97%          52.76%          41.74%


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 557 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 662.

GROSS MARGINS

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
GROSS MARGINS          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
0.000% or less                 4   $    637,544           0.12%          7.440%            640   $    159,386
5.001% to 5.500%               3        742,385           0.14           6.973             673        247,462
5.501% to 6.000%             571    129,156,673          23.94           7.253             671        226,194
6.001% to 6.500%           1,134    221,485,041          41.05           7.660             665        195,313
6.501% to 7.000%             919    138,179,214          25.61           8.122             655        150,358
7.001% to 7.500%             350     45,681,120           8.47           8.585             654        130,517
7.501% to 8.000%              33      3,650,079           0.68           8.960             646        110,608
TOTAL:                     3,014   $539,532,057         100.00%          7.767%            663   $    179,009


                     WEIGHTED
                     AVERAGE          PERCENT
RANGE OF             ORIGINAL           FULL          PERCENT
GROSS MARGINS           LTV             DOC              IO
-----------------   ------------    ------------    ------------
0.000% or less            100.00%          69.75%          44.69%
5.001% to 5.500%          100.00          100.00           24.05
5.501% to 6.000%           99.94           40.45           64.30
6.001% to 6.500%           99.98           48.09           48.88
6.501% to 7.000%          100.00           60.57           31.74
7.001% to 7.500%           99.99           68.25           22.87
7.501% to 8.000%          100.00           74.77           18.30
TOTAL:                     99.98%          51.44%          45.74%


As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 0.000% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.442% per annum.


MAXIMUM MORTGAGE RATES

                                     AGGREGATE                                      WEIGHTED        AVERAGE
                      NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF MAXIMUM       MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
------------------   ------------   ------------   ------------    ------------    ------------   ------------
7.001% to 7.500%                1   $    350,000           0.06%          7.125%            701   $    350,000
8.001% to 8.500%                1        122,300           0.02           8.125             583        122,300
11.501% to 12.000%              1        345,000           0.06           6.000             711        345,000
12.001% to 12.500%             43     11,187,045           2.07           6.401             713        260,164
12.501% to 13.000%            295     74,262,480          13.76           6.885             706        251,737
13.001% to 13.500%            617    134,234,750          24.88           7.326             687        217,560
13.501% to 14.000%            871    151,743,851          28.13           7.817             659        174,218
14.001% to 14.500%            649     97,450,835          18.06           8.321             632        150,155
14.501% to 15.000%            420     56,393,353          10.45           8.786             612        134,270
15.001% to 15.500%             94     10,122,251           1.88           9.286             609        107,684
15.501% to 16.000%             21      2,981,191           0.55           9.684             603        141,961
25.001% or greater              1        339,000           0.06           9.500             603        339,000
TOTAL:                      3,014   $539,532,057         100.00%          7.767%            663   $    179,009


                      WEIGHTED
                      AVERAGE          PERCENT
RANGE OF MAXIMUM      ORIGINAL           FULL          PERCENT
MORTGAGE RATES           LTV             DOC              IO
------------------   ------------    ------------    ------------
7.001% to 7.500%           100.00%         100.00%           0.00%
8.001% to 8.500%           100.00          100.00            0.00
11.501% to 12.000%         100.00            0.00          100.00
12.001% to 12.500%         100.05           37.68           64.39
12.501% to 13.000%          99.96           36.09           52.19
13.001% to 13.500%         100.04           37.82           49.90
13.501% to 14.000%          99.96           49.65           44.62
14.001% to 14.500%          99.94           68.23           40.71
14.501% to 15.000%          99.93           75.32           36.26
15.001% to 15.500%          99.97           79.66           33.91
15.501% to 16.000%          99.98           86.62           62.50
25.001% or greater         100.00          100.00          100.00
TOTAL:                      99.98%          51.44%          45.74%


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 7.125% per annum to 35.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.774% per annum.


NEXT RATE ADJUSTMENT DATE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
NEXT RATE             MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
ADJUSTMENT DATE        LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
June 2005                      7   $  1,346,155           0.25%          7.729%            660   $    192,308
March 2006                     1        202,292           0.04           7.250             669        202,292
May 2006                       4        570,500           0.11           7.663             647        142,625
January 2007                   4        591,355           0.11           8.119             643        147,839
February 2007                  5      1,049,641           0.19           8.103             640        209,928
March 2007                    28      5,198,225           0.96           7.747             663        185,651
April 2007                 1,050    199,068,089          36.90           7.635             666        189,589
May 2007                   1,298    222,757,086          41.29           7.902             659        171,616
June 2007                      8      1,321,150           0.24           7.757             649        165,144
November 2007                  1        239,098           0.04           7.500             676        239,098
January 2008                   3        895,434           0.17           7.559             656        298,478
February 2008                  3        642,166           0.12           8.067             630        214,055
March 2008                    13      2,032,415           0.38           7.770             655        156,340
April 2008                   256     44,678,105           8.28           7.578             666        174,524
May 2008                     301     52,474,752           9.73           7.870             661        174,335
June 2008                      1         98,000           0.02           8.125             756         98,000
August 2009                    1        178,550           0.03           7.125             673        178,550
April 2010                    15      3,583,693           0.66           7.342             697        238,913
May 2010                      15      2,605,350           0.48           7.992             667        173,690
TOTAL:                     3,014   $539,532,057         100.00%          7.767%            663   $    179,009


                     WEIGHTED
                     AVERAGE          PERCENT
NEXT RATE            ORIGINAL           FULL          PERCENT
ADJUSTMENT DATE         LTV             DOC              IO
-----------------   ------------    ------------    ------------
June 2005                 100.00%          58.77%          56.40%
March 2006                 99.98            0.00            0.00
May 2006                  100.00           39.53            0.00
January 2007              101.00           42.81            9.45
February 2007              99.99           31.72           41.35
March 2007                 99.66           45.98           49.76
April 2007                 99.98           44.59           47.16
May 2007                   99.97           55.74           44.88
June 2007                 100.00           47.86           40.80
November 2007             100.00            0.00            0.00
January 2008               99.89           71.82            0.00
February 2008             100.00          100.00          100.00
March 2008                 99.99           62.23           51.10
April 2008                 99.97           54.00           47.12
May 2008                   99.95           55.03           42.90
June 2008                 100.00            0.00            0.00
August 2009               100.00          100.00          100.00
April 2010                100.39           72.31           59.96
May 2010                  100.21           63.98           36.33
TOTAL:                     99.98%          51.44%          45.74%

                                     GROUP 1

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                     $274,120,451
Aggregate Original Principal Balance                        $274,203,395
Number of Mortgage Loans                                           2,403


                                    MINIMUM         MAXIMUM       AVERAGE (1)
                                  -----------     -----------     -----------
Original Principal Balance        $    24,950     $   400,000     $   114,109
Outstanding Principal Balance     $    24,950     $   400,000     $   114,074


                                          MINIMUM                    MAXIMUM            WEIGHTED AVERAGE (2)
                                    --------------------      --------------------      --------------------
Original Term (mos)                                  180                       360                       359
Stated Remaining Term (mos) (3)                      176                       360                       358
Loan Age (mos) (3)                                     0                        11                         1
Current Interest Rate                              6.125%                   10.000%                    8.033%
Initial Interest Rate Cap                          2.000%                    3.000%                    2.998%
Periodic Rate Cap                                  1.000%                    1.000%                    1.000%
Gross Margin                                       0.000%                    8.000%                    6.551%
Maximum Mortgage Rate                              8.125%                   16.000%                   13.978%
Minimum Mortgage Rate                              6.125%                   10.000%                    7.981%
Months to Roll (3)                                     1                        60                        26
Original Loan-to-Value                             85.87%                   103.00%                    99.92%
Credit Score (4)                                     580                       812                       646


                   EARLIEST        LATEST
                  ----------     ----------
Maturity Date     01/01/2020     06/01/2035


                                    PERCENT OF                                  PERCENT OF
LIEN POSITION                     MORTGAGE POOL      YEAR OF ORIGINATION       MORTGAGE POOL
                                  -------------                                -------------
1st Lien                                 100.00%     2004                               0.61%
                                                     2005                              99.39%
OCCUPANCY
Primary                                   97.89%     LOAN PURPOSE
Second Home                                2.11%     Purchase                          65.85%
                                                     Refinance - Rate Term              2.83%
LOAN TYPE                                            Refinance - Cashout               31.32%
Fixed Rate                                16.03%
ARM                                       83.97%     PROPERTY TYPE
                                                     Single Family Residence           82.55%
AMORTIZATION TYPE                                    Planned Unit Development          10.51%
Fully Amortizing                          79.78%     Condominium                        5.03%
Interest-Only                             20.20%     Two-to-Four Family                 1.90%
Balloon                                    0.02%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) As of the Cut-Off Date

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES         LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
6.001% to 6.500%              20   $  2,887,891           1.05%          6.428%            684   $    144,395
6.501% to 7.000%             130     17,909,846           6.53           6.880             688        137,768
7.001% to 7.500%             349     45,926,949          16.75           7.358             678        131,596
7.501% to 8.000%             684     79,306,537          28.93           7.838             653        115,945
8.001% to 8.500%             635     70,205,747          25.61           8.329             630        110,560
8.501% to 9.000%             442     45,236,246          16.50           8.785             615        102,344
9.001% to 9.500%             121     10,462,029           3.82           9.294             606         86,463
9.501% to 10.000%             22      2,185,204           0.80           9.714             609         99,327
TOTAL:                     2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                      WEIGHTED
                      AVERAGE         PERCENT
RANGE OF              ORIGINAL         FULL            PERCENT
MORTGAGE RATES          LTV             DOC              IO
-----------------   ------------    ------------    ------------
6.001% to 6.500%           99.78%          38.76%          29.95%
6.501% to 7.000%           99.82           53.02           20.87
7.001% to 7.500%           99.92           57.55           22.24
7.501% to 8.000%           99.92           63.64           19.99
8.001% to 8.500%           99.95           75.34           20.57
8.501% to 9.000%           99.93           78.06           16.56
9.001% to 9.500%           99.95           86.48           19.43
9.501% to 10.000%          99.98           75.56           33.32
TOTAL:                     99.92%          68.01%          20.20%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.125% per annum to 10.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.033% per annum.


MORTGAGE RATES - ARMS

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES         LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
6.001% to 6.500%              19   $  2,810,603           1.22%          6.430%            684   $    147,926
6.501% to 7.000%             129     17,771,968           7.72           6.882             688        137,767
7.001% to 7.500%             308     41,579,943          18.06           7.352             676        135,000
7.501% to 8.000%             576     68,136,072          29.60           7.834             651        118,292
8.001% to 8.500%             490     55,583,749          24.15           8.326             626        113,436
8.501% to 9.000%             338     35,284,620          15.33           8.785             611        104,392
9.001% to 9.500%              82      7,167,422           3.11           9.282             604         87,408
9.501% to 10.000%             17      1,846,191           0.80           9.709             609        108,599
TOTAL:                     1,959   $230,180,569         100.00%          7.981%            645   $    117,499


                      WEIGHTED
                      AVERAGE          PERCENT
RANGE OF              ORIGINAL          FULL           PERCENT
MORTGAGE RATES          LTV              DOC             IO
-----------------   ------------    ------------    ------------
6.001% to 6.500%           99.77%          37.08%          30.77%
6.501% to 7.000%           99.82           52.66           21.03
7.001% to 7.500%           99.91           56.16           23.88
7.501% to 8.000%           99.93           63.74           22.79
8.001% to 8.500%           99.94           77.28           24.97
8.501% to 9.000%           99.94           80.63           19.63
9.001% to 9.500%           99.96           88.84           24.04
9.501% to 10.000%          99.97           78.39           39.44
TOTAL:                     99.92%          67.95%          23.16%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.125% per annum to 10.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.981% per annum.

MORTGAGE RATES - FIXED RATE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES         LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
6.001% to 6.500%               1   $     77,288           0.18%          6.375%            701   $     77,288
6.501% to 7.000%               1        137,878           0.31           6.625             746        137,878
7.001% to 7.500%              41      4,347,006           9.89           7.421             698        106,025
7.501% to 8.000%             108     11,170,465          25.42           7.864             666        103,430
8.001% to 8.500%             145     14,621,998          33.28           8.341             646        100,841
8.501% to 9.000%             104      9,951,626          22.65           8.787             632         95,689
9.001% to 9.500%              39      3,294,607           7.50           9.321             609         84,477
9.501% to 10.000%              5        339,013           0.77           9.742             611         67,803
TOTAL:                       444   $ 43,939,882         100.00%          8.305%            650   $     98,964


                      WEIGHTED
                      AVERAGE          PERCENT
RANGE OF              ORIGINAL          FULL           PERCENT
MORTGAGE RATES          LTV              DOC             IO
-----------------   ------------    ------------    ------------
6.001% to 6.500%          100.00%         100.00%           0.00%
6.501% to 7.000%          100.00          100.00            0.00
7.001% to 7.500%           99.97           70.91            6.58
7.501% to 8.000%           99.85           63.05            2.95
8.001% to 8.500%           99.99           67.95            3.86
8.501% to 9.000%           99.86           68.95            5.68
9.001% to 9.500%           99.93           81.35            9.40
9.501% to 10.000%         100.00           60.18            0.00
TOTAL:                     99.92%          68.32%           4.68%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.375% per annum to 9.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 8.305% per annum.


REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                                      WEIGHTED        AVERAGE
RANGE OF              NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
REMAINING MONTHS       MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
TO STATED MATURITY      LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
------------------   ------------   ------------   ------------    ------------    ------------   ------------
169 to 180                     20   $  1,970,712           0.72%          7.950%            678   $     98,536
229 to 240                      1         91,700           0.03           8.375             629         91,700
349 to 360                  2,382    272,058,039          99.25           8.033             645        114,214
TOTAL:                      2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                       WEIGHTED
RANGE OF               AVERAGE          PERCENT
REMAINING MONTHS       ORIGINAL          FULL           PERCENT
TO STATED MATURITY       LTV              DOC             IO
------------------   ------------    ------------    ------------
169 to 180                  99.57%          52.59%           0.00%
229 to 240                 100.00          100.00            0.00
349 to 360                  99.92           68.11           20.35
TOTAL:                      99.92%          68.01%          20.20%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         AGGREGATE                                      WEIGHTED        AVERAGE
RANGE OF                  NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
ORIGINAL MORTGAGE LOAN    MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PRINCIPAL BALANCES          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
----------------------   ------------   ------------   ------------    ------------    ------------   ------------
$50,000 or less                   121   $  5,218,233           1.90%          8.481%            643   $     43,126
$50,001 to $100,000             1,026     80,406,728          29.33           8.220             637         78,369
$100,001 to $150,000              894    112,713,277          41.12           7.973             643        126,077
$150,001 to $200,000              211     35,375,204          12.90           7.975             653        167,655
$200,001 to $250,000               64     14,318,150           5.22           7.816             665        223,721
$250,001 to $300,000               49     13,420,792           4.90           7.817             662        273,894
$300,001 to $350,000               33     10,823,345           3.95           7.931             664        327,980
$350,001 to $400,000                5      1,844,723           0.67           7.244             692        368,945
TOTAL:                          2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                          WEIGHTED
RANGE OF                  AVERAGE          PERCENT
ORIGINAL MORTGAGE LOAN    ORIGINAL           FULL          PERCENT
PRINCIPAL BALANCES          LTV              DOC             IO
----------------------  ------------    ------------    ------------
$50,000 or less               100.00%          87.84%           5.87%
$50,001 to $100,000            99.99           83.29           15.96
$100,001 to $150,000           99.99           76.29           27.15
$150,001 to $200,000           99.89           45.09           20.07
$200,001 to $250,000           99.60           38.66           12.47
$250,001 to $300,000           99.77           34.85           10.26
$300,001 to $350,000           99.47           18.52            9.37
$350,001 to $400,000           99.37           38.49           19.24
TOTAL:                         99.92%          68.01%          20.20%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,950 to approximately $400,000 and the average outstanding principal balance of the Mortgage Loans was approximately $114,074.

PRODUCT TYPES

                                      AGGREGATE                                      WEIGHTED        AVERAGE
                       NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                        MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PRODUCT TYPES            LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-------------------   ------------   ------------   ------------    ------------    ------------   ------------
15 Year Fixed Loans             19   $  1,922,862           0.70%          7.943%            678   $    101,203
20 Year Fixed Loans              1         91,700           0.03           8.375             629         91,700
30 Year Fixed Loans            423     41,877,470          15.28           8.322             649         99,001
1/29 LIBOR ARM                   4        570,500           0.21           7.663             647        142,625
2/28 LIBOR ARM               1,535    178,868,006          65.25           8.012             643        116,526
3/27 LIBOR ARM                 403     48,549,661          17.71           7.877             650        120,471
5/25 LIBOR ARM                  17      2,192,402           0.80           7.861             670        128,965
Balloon Loans                    1         47,849           0.02           8.250             680         47,849
TOTAL:                       2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                       WEIGHTED
                       AVERAGE          PERCENT
                       ORIGINAL           FULL          PERCENT
PRODUCT TYPES             LTV             DOC              IO
-------------------   ------------    ------------    ------------
15 Year Fixed Loans          99.56%          51.41%           0.00%
20 Year Fixed Loans         100.00          100.00            0.00
30 Year Fixed Loans          99.93           69.00            4.91
1/29 LIBOR ARM              100.00           39.53            0.00
2/28 LIBOR ARM               99.92           67.65           21.00
3/27 LIBOR ARM               99.90           69.26           31.55
5/25 LIBOR ARM              100.44           70.30           19.57
Balloon Loans               100.00          100.00            0.00
TOTAL:                       99.92%          68.01%          20.20%


ADJUSTMENT TYPE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
ADJUSTMENT TYPE        LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
ARM                        1,959   $230,180,569          83.97%          7.981%            645   $    117,499
Fixed Rate                   444     43,939,882          16.03           8.305             650         98,964
TOTAL:                     2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                     WEIGHTED
                     AVERAGE          PERCENT
                     ORIGINAL           FULL          PERCENT
ADJUSTMENT TYPE         LTV             DOC              IO
-----------------   ------------    ------------    ------------
ARM                        99.92%          67.95%          23.16%
Fixed Rate                 99.92           68.32            4.68
TOTAL:                     99.92%          68.01%          20.20%


AMORTIZATION TYPE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
AMORTIZATION TYPE      LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Fully Amortizing           1,942   $218,702,331          79.78%          8.043%            647   $    112,617
Balloon                        1         47,849           0.02           8.250             680         47,849
60 Month
  Interest-Only              460     55,370,270          20.20           7.992             640        120,370
TOTAL:                     2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                     WEIGHTED
                     AVERAGE          PERCENT
                     ORIGINAL           FULL          PERCENT
AMORTIZATION TYPE       LTV             DOC              IO
-----------------   ------------    ------------    ------------
Fully Amortizing           99.92%          62.29%           0.00%
Balloon                   100.00          100.00            0.00
60 Month
  Interest-Only            99.92           90.55          100.00
TOTAL:                     99.92%          68.01%          20.20%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                       AGGREGATE                                      WEIGHTED        AVERAGE
                        NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                         MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
GEOGRAPHIC LOCATION       LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
--------------------   ------------   ------------   ------------    ------------    ------------   ------------
Alabama                          85   $  8,206,628           2.99%          8.447%            631   $     96,549
Arizona                          15      2,343,882           0.86           8.254             621        156,259
Arkansas                         20      1,802,270           0.66           8.337             621         90,113
California                       22      4,549,934           1.66           7.685             665        206,815
Colorado                         11      1,768,107           0.65           7.833             628        160,737
Connecticut                       7      1,160,369           0.42           8.052             641        165,767
Delaware                          1        130,000           0.05           8.500             670        130,000
District of Columbia              2        288,000           0.11           8.391             658        144,000
Florida                         117     15,251,040           5.56           7.982             664        130,351
Georgia                         124     14,890,995           5.43           8.092             642        120,089
Idaho                             1         82,948           0.03           8.375             620         82,948
Illinois                        151     21,969,339           8.01           8.000             654        145,492
Indiana                         167     16,032,619           5.85           8.077             637         96,004
Iowa                             47      3,819,633           1.39           8.419             621         81,269
Kansas                           16      1,560,165           0.57           8.378             641         97,510
Kentucky                         49      4,797,362           1.75           8.074             636         97,905
Louisiana                        19      2,072,116           0.76           8.019             650        109,059
Maine                             6        786,217           0.29           7.794             672        131,036
Maryland                         22      2,562,708           0.93           8.234             641        116,487
Massachusetts                    12      1,745,083           0.64           8.139             643        145,424
Michigan                        200     24,816,005           9.05           7.808             650        124,080
Minnesota                        39      6,544,632           2.39           7.559             676        167,811
Missouri                         70      7,607,205           2.78           8.118             635        108,674
Nebraska                          7        713,324           0.26           7.942             672        101,903
Nevada                           11      1,851,846           0.68           7.844             670        168,350
New Hampshire                     1        128,750           0.05           7.625             714        128,750
New Jersey                       23      4,092,475           1.49           7.740             674        177,934
New Mexico                        7        655,217           0.24           8.539             640         93,602
New York                         69      6,457,840           2.36           8.057             664         93,592
North Carolina                  132     15,244,334           5.56           8.075             637        115,487
North Dakota                      7        531,835           0.19           7.929             669         75,976
Ohio                            293     30,403,784          11.09           8.044             635        103,767
Oklahoma                         15      1,209,401           0.44           8.384             631         80,627
Oregon                           13      1,601,830           0.58           7.891             659        123,218
Pennsylvania                     93      8,821,960           3.22           8.065             650         94,860
Rhode Island                      1        195,000           0.07           8.500             605        195,000
South Carolina                   77      8,132,630           2.97           8.215             636        105,619
South Dakota                      1         64,457           0.02           7.999             765         64,457
Tennessee                       111     10,871,195           3.97           8.076             637         97,939
Texas                           189     18,621,733           6.79           8.094             644         98,528
Utah                             37      4,743,113           1.73           7.931             643        128,192
Vermont                           1         88,200           0.03           8.250             627         88,200
Virginia                         15      2,027,456           0.74           8.429             640        135,164
Washington                       27      4,505,859           1.64           7.814             658        166,884
West Virginia                     7        640,097           0.23           7.564             673         91,442
Wisconsin                        63      7,730,858           2.82           8.043             653        122,712
TOTAL:                        2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                         WEIGHTED
                         AVERAGE          PERCENT
                         ORIGINAL          FULL          PERCENT
GEOGRAPHIC LOCATION        LTV             DOC             IO
--------------------   ------------    ------------    ------------
Alabama                      100.06%          91.28%          19.11%
Arizona                       99.59           54.28           26.56
Arkansas                     100.00           92.23           21.30
California                    99.76           42.96           24.37
Colorado                      99.29           58.05           14.42
Connecticut                  100.00           86.22            0.00
Delaware                     100.00          100.00          100.00
District of Columbia         100.00           46.88            0.00
Florida                      100.11           69.93           28.97
Georgia                       99.84           87.19           40.63
Idaho                        100.00          100.00            0.00
Illinois                      99.53           39.21           12.36
Indiana                      100.01           80.17           13.11
Iowa                         100.00           89.48            3.57
Kansas                       100.10           72.15            6.51
Kentucky                     100.04           87.27           11.53
Louisiana                    100.00           69.15           18.91
Maine                        100.00           82.97           31.10
Maryland                     100.48           64.85           28.24
Massachusetts                 99.83           61.95           23.26
Michigan                      99.92           53.76           23.99
Minnesota                     99.88           55.22           25.25
Missouri                      99.97           66.55           12.64
Nebraska                      99.59           36.52           14.30
Nevada                       100.35           75.67           30.54
New Hampshire                100.00            0.00            0.00
New Jersey                    99.73           40.09           11.61
New Mexico                   100.65           71.62            0.00
New York                      99.80           58.39            2.01
North Carolina                99.97           85.38           28.53
North Dakota                  99.72           63.22            0.00
Ohio                          99.95           72.66           25.73
Oklahoma                      99.92           82.73           16.06
Oregon                       100.00           62.11           28.65
Pennsylvania                 100.01           65.86            3.97
Rhode Island                 100.00            0.00            0.00
South Carolina                99.82           86.37           32.16
South Dakota                 100.00            0.00            0.00
Tennessee                     99.85           75.96           16.69
Texas                         99.99           72.39            8.41
Utah                          99.96           81.84           52.96
Vermont                      100.00          100.00            0.00
Virginia                     100.39           54.99           13.07
Washington                   100.09           51.51           10.27
West Virginia                 99.92           77.35           20.41
Wisconsin                     99.99           45.51           13.92
TOTAL:                        99.92%          68.01%          20.20%


No more than approximately 0.35% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                       AGGREGATE                                      WEIGHTED        AVERAGE
                        NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF ORIGINAL        MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
LOAN-TO-VALUE RATIOS      LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
--------------------   ------------   ------------   ------------    ------------    ------------   ------------
85.01% to 86.00%                  1   $    242,837           0.09%          7.990%            668   $    242,837
93.01% to 94.00%                  1        340,706           0.12           6.750             688        340,706
95.01% to 96.00%                  2        212,150           0.08           8.037             625        106,075
96.01% to 97.00%                 18      2,898,908           1.06           7.808             646        161,050
97.01% to 98.00%                 19      2,905,658           1.06           7.812             660        152,929
98.01% to 99.00%                 28      4,424,593           1.61           7.776             656        158,021
99.01% to 100.00%              2300    259,300,856          94.59           8.051             645        112,740
101.01% to 102.00%                2        216,205           0.08           7.379             677        108,103
102.01% to 103.00%               32      3,578,537           1.31           7.594             679        111,829
TOTAL:                        2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                        WEIGHTED
                        AVERAGE          PERCENT
RANGE OF ORIGINAL       ORIGINAL           FULL          PERCENT
LOAN-TO-VALUE RATIOS       LTV             DOC              IO
--------------------   ------------    ------------    ------------
85.01% to 86.00%              85.87%         100.00%           0.00%
93.01% to 94.00%              93.17            0.00            0.00
95.01% to 96.00%              95.56           47.14            0.00
96.01% to 97.00%              96.68           35.28           13.81
97.01% to 98.00%              97.54           46.42           17.81
98.01% to 99.00%              98.47           46.07           20.92
99.01% to 100.00%             99.99           68.60           20.64
101.01% to 102.00%           101.67          100.00            0.00
102.01% to 103.00%           102.97          100.00            0.00
TOTAL:                        99.92%          68.01%          20.20%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 85.87% to 103.00%.


LOAN PURPOSE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
LOAN PURPOSE           LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Purchase                   1,823   $180,506,511          65.85%          8.068%            642   $     99,016
Refinance -
  Cashout                    529     85,850,189          31.32           7.978             652        162,288
Refinance -
  Rate Term                   51      7,763,751           2.83           7.811             654        152,230
TOTAL:                     2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                    WEIGHTED
                    AVERAGE          PERCENT
                    ORIGINAL           FULL          PERCENT
LOAN PURPOSE           LTV             DOC              IO
-----------------  ------------    ------------    ------------
Purchase                 100.04%          85.33%          23.42%
Refinance -
  Cashout                 99.77           33.48           13.69
Refinance -
  Rate Term               98.83           46.96           17.23
TOTAL:                    99.92%          68.01%          20.20%


PROPERTY TYPE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PROPERTY TYPE          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Single Family
  Residence                2,018   $226,294,471          82.55%          8.032%            644   $    112,138
Planned Unit
  Development                212     28,819,898          10.51           8.021             646        135,943
Condominium                  127     13,795,810           5.03           8.090             662        108,628
Two-to-Four
  Family                      46      5,210,272           1.90           7.973             666        113,267
TOTAL:                     2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                     WEIGHTED
                     AVERAGE          PERCENT
                     ORIGINAL           FULL          PERCENT
PROPERTY TYPE           LTV             DOC              IO
-----------------   ------------    ------------    ------------
Single Family
  Residence                99.92%          67.64%          19.21%
Planned Unit
  Development              99.99           73.45           25.08
Condominium                99.73           65.47           28.97
Two-to-Four
  Family                   99.87           60.46           13.01
TOTAL:                     99.92%          68.01%          20.20%

DOCUMENTATION

                                     AGGREGATE                                      WEIGHTED        AVERAGE
                      NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                       MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
DOCUMENTATION           LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
------------------   ------------   ------------   ------------    ------------    ------------   ------------
Full Documentation          1,800   $186,420,277          68.01%          8.123%            635   $    103,567
No Income
  Verification                492     73,897,914          26.96           7.851             666        150,199
Stated Plus                   101     12,679,809           4.63           7.804             680        125,543
Limited Income
  Verification                  5        575,650           0.21           7.326             683        115,130
Blended                         5        546,800           0.20           8.054             676        109,360
TOTAL:                      2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                      WEIGHTED
                      AVERAGE          PERCENT
                      ORIGINAL           FULL          PERCENT
DOCUMENTATION            LTV             DOC              IO
------------------   ------------    ------------    ------------
Full Documentation          99.98%         100.00%          26.89%
No Income
  Verification              99.80            0.00            0.00
Stated Plus                 99.75            0.00           38.38
Limited Income
  Verification             100.00            0.00           63.74
Blended                    100.00            0.00            0.00
TOTAL:                      99.92%          68.01%          20.20%


OCCUPANCY

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
OCCUPANCY              LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
Primary                    2,367   $268,347,060          97.89%          8.037%            644   $    113,370
Second Home                   36      5,773,391           2.11           7.848             735        160,372
TOTAL:                     2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                     WEIGHTED
                     AVERAGE          PERCENT
                     ORIGINAL           FULL          PERCENT
OCCUPANCY               LTV             DOC              IO
-----------------   ------------    ------------    ------------
Primary                    99.92%          67.32%          20.63%
Second Home               100.00          100.00            0.00
TOTAL:                     99.92%          68.01%          20.20%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOAN AGE SUMMARY

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
MORTGAGE LOAN         MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
AGE (MONTHS)           LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
0                          1,332   $147,660,965          53.87%          8.163%            641   $    110,857
1                          1,025    120,484,156          43.95           7.880             651        117,546
2                             30      3,439,409           1.25           7.789             651        114,647
3                              7      1,088,897           0.40           8.290             637        155,557
4                              7        999,415           0.36           8.073             635        142,774
6                              1        239,098           0.09           7.500             676        239,098
11                             1        208,511           0.08           7.875             632        208,511
TOTAL:                     2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                     WEIGHTED
                     AVERAGE          PERCENT
MORTGAGE LOAN        ORIGINAL           FULL          PERCENT
AGE (MONTHS)            LTV             DOC              IO
-----------------   ------------    ------------    ------------
0                          99.93%          71.79%          21.93%
1                          99.91           63.40           17.96
2                          99.97           69.22           13.14
3                          99.91          100.00           76.56
4                          99.90           34.72            5.59
6                         100.00            0.00            0.00
11                         97.67          100.00            0.00
TOTAL:                     99.92%          68.01%          20.20%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

ORIGINAL PREPAYMENT PENALTY TERM

                                      AGGREGATE                                      WEIGHTED        AVERAGE
                       NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
ORIGINAL PREPAYMENT     MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PENALTY TERM             LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-------------------   -----------   ------------   ------------    ------------    ------------   ------------
None                          569   $ 66,392,958          24.22%          8.115%            648   $    116,684
12 Months                      68      8,360,363           3.05           8.352             649        122,947
24 Months                    1030    116,566,873          42.52           8.073             641        113,172
36 Months                     736     82,800,256          30.21           7.877             650        112,500
TOTAL:                      2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                        WEIGHTED
                        AVERAGE          PERCENT
ORIGINAL PREPAYMENT     ORIGINAL           FULL          PERCENT
PENALTY TERM               LTV             DOC              IO
-------------------   ------------    ------------    ------------
None                         99.90%          72.39%          23.64%
12 Months                    99.58           64.90            9.95
24 Months                    99.96           67.91           16.00
36 Months                    99.92           64.94           24.39
TOTAL:                       99.92%          68.01%          20.20%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.


CREDIT SCORES

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
CREDIT SCORES          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
580 to 600                   425   $ 42,975,062          15.68%          8.487%            590   $    101,118
601 to 625                   726     78,344,278          28.58           8.406             612        107,912
626 to 650                   325     37,790,866          13.79           8.021             637        116,280
651 to 675                   370     45,768,396          16.70           7.669             661        123,698
676 to 700                   250     31,157,301          11.37           7.588             687        124,629
701 to 725                   155     19,447,867           7.09           7.551             711        125,470
726 to 750                    76      9,379,075           3.42           7.585             738        123,409
751 to 775                    55      6,472,693           2.36           7.486             761        117,685
776 to 800                    18      2,162,312           0.79           7.640             786        120,128
801 to 812                     3        622,600           0.23           8.312             807        207,533
TOTAL:                     2,403   $274,120,451         100.00%          8.033%            646   $    114,074


                     WEIGHTED
                     AVERAGE          PERCENT
RANGE OF             ORIGINAL           FULL          PERCENT
CREDIT SCORES           LTV             DOC              IO
-----------------   ------------    ------------    ------------
580 to 600                100.00%          99.44%          28.57%
601 to 625                 99.91           75.46           18.64
626 to 650                 99.91           69.68           16.69
651 to 675                 99.82           56.34           20.25
676 to 700                 99.91           47.92           20.56
701 to 725                 99.98           46.47           20.01
726 to 750                100.07           42.29           13.88
751 to 775                 99.95           42.28           15.56
776 to 800                100.00           53.55           14.27
801 to 812                100.00          100.00            0.00
TOTAL:                     99.92%          68.01%          20.20%


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 580 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 646.


GROSS MARGINS

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF              MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
GROSS MARGINS          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
0.000% or less                 2   $    317,757           0.14%          7.254%            638   $    158,878
5.001% to 5.500%               1         85,423           0.04           6.500             610         85,423
5.501% to 6.000%             307     42,884,631          18.63           7.446             649        139,689
6.001% to 6.500%             679     84,546,507          36.73           7.804             645        124,516
6.501% to 7.000%             661     72,069,121          31.31           8.212             643        109,030
7.001% to 7.500%             279     27,595,687          11.99           8.659             643         98,909
7.501% to 8.000%              30      2,681,442           1.16           9.065             630         89,381
TOTAL:                     1,959   $230,180,569         100.00%          7.981%            645   $    117,499


                     WEIGHTED
                     AVERAGE          PERCENT
RANGE OF             ORIGINAL           FULL          PERCENT
GROSS MARGINS           LTV             DOC              IO
-----------------   ------------    ------------    ------------
0.000% or less            100.00%          39.31%          39.31%
5.001% to 5.500%          100.00          100.00            0.00
5.501% to 6.000%           99.82           54.70           31.38
6.001% to 6.500%           99.90           66.67           26.81
6.501% to 7.000%           99.98           72.54           17.42
7.001% to 7.500%           99.98           78.77           16.05
7.501% to 8.000%           99.99           87.48            3.10
TOTAL:                     99.92%          67.95%          23.16%


As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 0.000% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.542% per annum.

MAXIMUM MORTGAGE RATES

                                     AGGREGATE                                      WEIGHTED        AVERAGE
                      NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF MAXIMUM       MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
------------------   ------------   ------------   ------------    ------------    ------------   ------------
8.001% to 8.500%                1   $    122,300           0.05%          8.125%            583   $    122,300
12.001% to 12.500%             19      2,810,603           1.22           6.430             684        147,926
12.501% to 13.000%            129     17,771,968           7.72           6.882             688        137,767
13.001% to 13.500%            308     41,579,943          18.06           7.352             676        135,000
13.501% to 14.000%            576     68,136,072          29.60           7.834             651        118,292
14.001% to 14.500%            489     55,461,449          24.09           8.327             626        113,418
14.501% to 15.000%            338     35,284,620          15.33           8.785             611        104,392
15.001% to 15.500%             82      7,167,422           3.11           9.282             604         87,408
15.501% to 16.000%             17      1,846,191           0.80           9.709             609        108,599
TOTAL:                      1,959   $230,180,569         100.00%          7.981%            645   $    117,499


                       WEIGHTED
                       AVERAGE         PERCENT
RANGE OF MAXIMUM       ORIGINAL          FULL          PERCENT
MORTGAGE RATES           LTV             DOC              IO
------------------   ------------    ------------    ------------
8.001% to 8.500%           100.00%         100.00%           0.00%
12.001% to 12.500%          99.77           37.08           30.77
12.501% to 13.000%          99.82           52.66           21.03
13.001% to 13.500%          99.91           56.16           23.88
13.501% to 14.000%          99.93           63.74           22.79
14.001% to 14.500%          99.94           77.23           25.02
14.501% to 15.000%          99.94           80.63           19.63
15.001% to 15.500%          99.96           88.84           24.04
15.501% to 16.000%          99.97           78.39           39.44
TOTAL:                      99.92%          67.95%          23.16%


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.125% per annum to 16.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.978% per annum.


NEXT RATE ADJUSTMENT DATE

                                    AGGREGATE                                      WEIGHTED        AVERAGE
                     NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
NEXT RATE             MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
ADJUSTMENT DATE        LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------   ------------   ------------   ------------    ------------    ------------   ------------
June 2005                      3   $    302,900           0.13%          7.324%            656   $    100,967
May 2006                       4        570,500           0.25           7.663             647        142,625
January 2007                   3        394,116           0.17           8.054             641        131,372
February 2007                  3        332,961           0.14           8.434             651        110,987
March 2007                    15      1,753,267           0.76           7.656             657        116,884
April 2007                   649     78,752,256          34.21           7.851             647        121,344
May 2007                     859     96,975,307          42.13           8.148             639        112,893
June 2007                      4        448,200           0.19           8.064             653        112,050
November 2007                  1        239,098           0.10           7.500             676        239,098
January 2008                   2        417,022           0.18           8.201             623        208,511
February 2008                  3        642,166           0.28           8.067             630        214,055
March 2008                    10      1,245,904           0.54           7.734             650        124,590
April 2008                   174     21,160,769           9.19           7.695             656        121,614
May 2008                     211     24,655,701          10.71           8.034             644        116,852
June 2008                      1         98,000           0.04           8.125             756         98,000
April 2010                     5        684,552           0.30           7.771             654        136,910
May 2010                      12      1,507,850           0.66           7.902             677        125,654
TOTAL:                     1,959   $230,180,569         100.00%          7.981%            645   $    117,499


                      WEIGHTED
                      AVERAGE         PERCENT
NEXT RATE             ORIGINAL          FULL          PERCENT
ADJUSTMENT DATE         LTV             DOC              IO
-----------------   ------------    ------------    ------------
June 2005                 100.00%         100.00%          30.04%
May 2006                  100.00           39.53            0.00
January 2007              100.00           14.18           14.18
February 2007              99.99          100.00           57.51
March 2007                 99.94           55.85           11.40
April 2007                 99.92           63.25           17.20
May 2007                   99.92           71.48           24.31
June 2007                 100.00           66.56            0.00
November 2007             100.00            0.00            0.00
January 2008               99.76           39.49            0.00
February 2008             100.00          100.00          100.00
March 2008                 99.99           77.15           20.23
April 2008                 99.89           66.51           33.12
May 2008                   99.89           71.75           29.70
June 2008                 100.00            0.00            0.00
April 2010                100.62           79.87           22.64
May 2010                  100.36           65.95           18.17
TOTAL:                     99.92%          67.95%          23.16%